-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
[LOGO] BANK OF AMERICA                                   AMENDMENT TO DOCUMENTS
-------------------------------------------------------------------------------

               AMENDMENT NO. 4 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 4 (the "Amendment") dated as of March 31, 1999, is between Bank of America National Trust and Savings Association (the "Bank") and The Wet Seal, Inc. (the "Borrower").

                               RECITALS

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of March 9, 1998, as previously amended (the "Agreement").

     B.   The Bank and the Borrower desire to further amend the Agreement.

                               AGREEMENT

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2.   AMENDMENTS. The Agreement is hereby amended as follows:

          2.1 In Paragraph 1.2 of the Agreement, the date "July 1, 2000" is substituted for the date "July 1, 1999".

          2.2 The first paragraph of Paragraph 4.1 of the Agreement is amended to read in its entirety as follows:

               "4.1 PERSONAL PROPERTY SUPPORTING GUARANTY. The obligations of the guarantor, WSCC, to the Bank will be secured by personal property the guarantor now owns or will own in the future as listed below. The collateral is further defined in security agreement(s) executed by the guarantor."

          2.3 Paragraph 9.7 of the Agreement is amended to read in its entirety as follows:

               "9.7 CAPITAL EXPENDITURES. Not to make Capital Expenditures to acquire fixed or capital assets (on a consolidated basis) in an aggregate amount in excess of Forty Million Dollars ($40,000,000) for the fiscal year ending on or about January 31, 1999, Fifty-Five Million Dollars ($55,000,000) commencing on the fiscal year ending on or about January 31, 2000, and Forty Million Dollars ($40,000,000) on the fiscal year ending on or about January 31, 2001 and annually thereafter."

     3. REPRESENTATIONS AND WARRANTIES. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

     4. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.



BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION       THE WET SEAL, INC.


X /s/ Julie R. Weis                          X  /s/ Ann Cadier Kim
 -------------------------------               ----------------------------
BY: JULIE R. WEIS, VICE PRESIDENT            BY: ANN CADIER KIM, VP FINANCE


                                             X  /s/  Edmond Thomas
                                               --------------------------
                                             BY: EDMOND THOMAS
                                                 PRESIDENT AND COO

-------------------------------------------------------------------------------
                                      -1-